UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         March 28, 2005
                                                  ------------------------------

                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)

        Illinois                    0-1349                     04-1864170
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)             Identification No.)

                  225 Windsor Drive, Itasca,  IL                 60143
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           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code                (630) 875-5300
                                                        ------------------------

 _______________________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Item 1.01  Material Definitive Agreement

On March 29, 2005, Enesco entered into an amendment to its existing U.S. credit facility, effective March 31, 2005, extending the term until January 1, 2006. The credit facility commitments range from $50 million to $70 million, based on Enesco's seasonal borrowing needs. The amendment also sets certain financial covenants for 2005.

On March 28, 2005, Enesco Group, Inc. signed a Commitment Letter with Fleet Capital Corporation, operating as Bank of America Business Credit (BABC), for BABC to underwrite a $100,000,000 global senior revolving credit facility with a five year term. Banc of America Securities LLC expects to form a syndicate of financial institutions to participate in the new credit facility. The credit facility will be secured by the assets of Enesco and certain of its subsidiaries, a pledge of a portion of the stock of certain of its subsidiaries and will contain standard terms and conditions, including financial and other covenants. Enesco expects to close on the new credit facility on or before April 30, 2005.

Enesco plans to use borrowings under the global senior revolving credit facility to pay off the outstanding loans under the amended U.S. credit facility when the new global credit facility closes. In the event the outstanding loans under the amended U.S. credit facility are not paid off: 1) by May 16, 2005, a fee of $700,000 will become payable; 2) by June 30, 2005, another fee of $700,000 will become payable; and 3) with the proceeds from a refinancing provided by lenders that include Fleet National Bank or an affiliate of Fleet National Bank, then a fee of $1,750,000 will become payable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                        Enesco Group, Inc.
                                                      --------------------------
                                                         (Registrant)

Date   March 29, 2005                        By: /s/ Cynthia Passmore-McLaughlin
       ---------------                           ------------------------------
                                                 Cynthia Passmore-McLaughlin,
                                                 President and CEO

                                  Exhibit Index


Exhibit 10.1 Sixth Amendment dated March 29, 2005 between Enesco Group, Inc., Fleet National Bank and LaSalle Bank, N.A.